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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 23, 2003


                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


                                     0-20159
                            (Commission File Number)


                OHIO                                              31-1073048
    (State or other jurisdiction of                             (IRS Employer
            incorporation)                                   Identification No.)



   323 CROGHAN STREET, FREMONT, OHIO                                43420
(Address of principal executive offices)                          (Zip Code)



                                 (419) 332-7301
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                          Index to Exhibits on page 4.


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Item 5 - Other Events and Regulation FD Disclosure

On January 23, 2003, Croghan Bancshares, Inc. issued a press release announcing its earnings for 2002. Croghan also announced that its Board of Directors has authorized a repurchase program in which up to 5% of Croghan's outstanding common shares may periodically be repurchased in the open market during the six-month period commencing February 1, 2003. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7 - Financial Statements and Exhibits

     (a) None required.

     (b) None required.

     (c) Exhibits.

         EXHIBIT NUMBER                                 DESCRIPTION

               99                          Press Release dated January 23, 2003


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CROGHAN BANCSHARES, INC.
                                              (Registrant)


Date: January 23, 2003                  By: /s/ Steven C. Futrell
                                            ------------------------------------
                                            Steven C. Futrell, President & CEO


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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                      DESCRIPTION

      99                Press Release dated January 23, 2003


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